UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2005

THE PMI GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13664	94-3199675
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

PMI Plaza, 3003 Oak Road

Walnut Creek, California 94597

(Address of principal executive offices, including zip code)

(925) 658-7878

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On November 16, 2005, the Compensation Committee of the Board of Directors of The PMI Group, Inc. (“PMI”) approved the 2005 Officer Deferred Compensation Plan (the “2005 ODCP”). The Compensation Committee approved the 2005 ODCP, attached hereto as Exhibit 10.1, and effective as of January 1, 2005, to comply with the requirements of Section 409A of the Internal Revenue Code applicable to deferred compensation (“Section 409A”). On December 22, 2004, the Compensation Committee froze the Officer Deferred Compensation Plan then in effect, as of December 31, 2004, to address certain requirements under Section 409A. Aside from changes made to comply with Section 409A, the 2005 ODCP offers eligible participants the same benefits as those offered under the frozen Officer Deferred Compensation Plan.

On November 16, 2005, the Compensation Committee also approved Amendment No. 2 to the Officer Deferred Compensation Plan. The amendment, attached hereto as Exhibit 10.2, provides that unvested Company-matching contributions that were credited to participants’ accounts as of December 31, 2004 shall be transferred to the 2005 ODCP effective as of January 1, 2005 for distribution under the terms of the 2005 ODCP.

On November 16, 2005, the Compensation Committee also approved the amendment and restatement of The PMI Group, Inc. Equity Incentive Plan (the “EIP”). Provisions of the EIP relating to the deferral of stock option proceeds and stock unit, performance unit and performance share payouts were amended to conform to the requirements in Section 409A. A provision regarding the time limit on distributions in connection with elective deferral of non-employee director stock units was deleted. The EIP, as amended and restated on November 16, 2005, is attached hereto as Exhibit 10.3.

On November 17, 2005, the Board of Directors of PMI approved the 2005 Directors Deferred Compensation Plan (the “2005 DDCP”). The Board of Directors approved the 2005 DDCP, attached hereto as Exhibit 10.4, and effective as of January 1, 2005, to comply with the requirements of Section 409A. On December 20, 2004, the Governance and Nominating Committee froze the Directors’ Deferred Compensation Plan, as of December 31, 2004, to address certain requirements under Section 409A. Aside from changes made to comply with Section 409A, the 2005 DDCP offers eligible participants the same benefits as those offered under the Directors’ Deferred Compensation Plan.

The descriptions of the 2005 ODCP, 2005 DDCP and amendments to the Officer Deferred Compensation Plan and EIP set forth herein do not purport to be complete and are qualified in their entirety by reference to the full texts of Exhibits 10-1 through 10-4, which are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is filed herewith:

Exhibit No.	Description

10.1	2005 Officer Deferred Compensation Plan

10.2	Amendment No. 2 to Officer Deferred Compensation Plan

10.3	The PMI Group, Inc. Amended and Restated Equity Incentive Plan (Amended and Restated November 16, 2005)

10.4	2005 Directors’ Deferred Compensation Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PMI GROUP, INC.

Dated: November 22, 2005	By:	/s/ Donald P. Lofe, Jr.
Donald P. Lofe, Jr.
Executive Vice President and Chief Financial Officer

Dated: November 22, 2005	By:	/s/ Thomas H. Jeter
Thomas H. Jeter
Vice President and Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description

10.1	2005 Officer Deferred Compensation Plan

10.2	Amendment No. 2 to Officer Deferred Compensation Plan

10.3	The PMI Group, Inc. Amended and Restated Equity Incentive Plan (Amended and Restated November 16, 2005)

10.4	2005 Directors’ Deferred Compensation Plan